EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of MSC Industrial Direct Co., Inc. (the “Company”) for the fiscal quarter ended May 26, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Sandler, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ DAVID SANDLER
Name:	DAVID SANDLER
Chief Executive Officer
July 3, 2007